UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K/A
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 15, 2014

GEI GLOBAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171572	27-3429931
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

 Attn: K. J. Berry, Interim President
6060 Covered Wagons Trail
Flint, Michigan 48532
(Address of principal executive offices)

(810) 610-2816
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This report includes certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues from designated markets and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations, support systems, changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. When used in this report, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and other similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. There can be no assurance that: (i) we have correctly measured or identified all of the factors affecting us or the extent of their likely impact; (ii) the publicly available information with respect to these factors on which our analysis is based is complete or accurate; (iii) our analysis is correct; or (iv) our strategy, which is based in part on this analysis, will be successful. We do not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.02.  Unregistered Sales of Equity Securities

On January 11, 2014, the Board of Directors approved the conversion of $35,985 in notes payable held by Matt Reams, President and Director of the Company, for 230,000 shares of restricted common stock. The Company complied with the exemption requirements of Section 4(a)(2) of the Securities Act based on the following: (1) the debt conversion authorization was an isolated private transaction by the Company which did not involve a public offering; (2) the offeree had access to the kind of information which registration would disclose and (3) the offeree was financially sophisticated. There are no further obligations or compensations due to Mr. Reams.

Additionally, the company issued shares for services, employment compensation, and other due compensation totally 33,814,969. More specifically, the board approved a one-time compensation to Andrew J. Grille as marketing manager, and also approved the employment contract for Founder, Chairman, and CEO Dr. K Joel Berry, for 12,543,600 shares.

Item 5.02 Departure of Director or Certain Officers

Matt Reams, former SUJA Minerals President, who served as the GEI GLOBAL ENERGY CORP President since the reverse merger, has resigned effective January 14, 2014 per the attached letter without prejudice. We thank him for his service during the transition and we wish him much luck and success with his future endeavors.

K. J. Berry, Chairman and CEO, will serve as Interim President.

Item 9.01 Exhibits

Exhibit Number	Description

99.1	Letter

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEI GLOBAL ENERGY CORP

Date: January 15, 2014	By:	/s/ K. J. Berry
	Name:	K. J. Berry
	Title:	Chairman and CEO